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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-19473 of Party City Corporation on Form S-8 of our report dated August 29, 2001 appearing in this Annual Report on Form 10-K of Party City Corporation for the year ended June 30, 2001.

                                          DELOITTE & TOUCHE LLP

Parsippany, New Jersey
September 25, 2001